The Ohio National Life Insurance Company	P.O. Box 5308
Express mail address: One Financial Way, Cincinnati, Ohio 45242	Cincinnati, OH 45201

ONcore Individual Variable Annuity Application	EFFECTIVE MAY 2016
FORM ICC16-4900

1.	ONcore Product Name

2.	Annuitant

	First Name	Middle	Last

Street Address	City	State	ZIP	Phone

SS#/Tax ID#:	Sex: ❒ M ❒ F Date of Birth: - -

3a.	Owner (If different than Annuitant)	3b.	Joint Owner (If applicable) Owner’s Spouse? ❒ Yes ❒ No

	First Name Middle		First Name Middle

	Last		Last

	Street Address		Street Address

	City State ZIP		City State ZIP

	( )		( )
	Phone		Phone

	SS#/Tax ID#:		SS#/Tax ID#:

	Sex: ❒ M ❒ F Date of Birth: - -		Sex: ❒ M ❒ F Date of Birth: - -

4. Beneficiary (If you need to provide additional information use Special Requests, Section 14, or enclose a signed letter of instruction.)

Beneficiary Name ❒ Primary ❒ Contingent	Beneficiary Name ❒ Primary ❒ Contingent

Street Address	Street Address

City State ZIP	City State ZIP

( )	( )
Date of Birth Phone	Date of Birth Phone

Relationship to Annuitant	Relationship to Annuitant

SS#/Tax ID#	SS#/Tax ID#

FORM ICC16-4900	1	EFFECTIVE 5/16

EFFECTIVE MAY 2016

FORM ICC16-4900

5.	Initial Purchase Payment

	❒ Amount with application $	❒ 1035 exchange/estimated transfer $

6.	Type of Plan ❒ Non-qualified ❒ Qualified (For qualified plans, select type of plan and payment type below.)

❒ TSA/403(b)	❒ 401 (k)	❒ SEP-IRA	❒ Roth IRA	❒ Roth Conversion

❒ IRA	❒ 457	❒ SIMPLE IRA	❒ Pension/Profit Sharing	❒ Other
Payment Type:
❒ Rollover ❒ Transfer
❒ Contribution $ for tax year ; $ for tax year

7.	Optional Riders
	7a.	Living Benefit Riders: Must invest in Managed Volatility Portfolios (Complete Section 11 and 12a or 12b in Allocation of Purchase Payments Section.)
		❒	Guaranteed Lifetime Withdrawal Benefit Preferred IS (GLWB Preferred IS) Rider with Managed Volatility Portfolio Requirements (Not available with ONcore Xtra.)

❒ Single Life

❒ Joint Life
		❒	Guaranteed Lifetime Withdrawal Benefit Plus (GLWB Plus) Rider with Managed Volatility Portfolio Requirements

❒ Single Life

❒ Joint Life
		❒	Guaranteed Principal Protection (GPP) Rider (Not available with GLWB Preferred IS or GLWB Plus Rider.)
	7b.	Death Benefit Riders (Only one death benefit rider can be chosen with GLWB Preferred IS or GLWB Plus Rider.)
		❒	Premium Protection Death Benefit Rider (Only available with GLWB Preferred IS or GLWB Plus Rider.)
		❒	Annual Step-Up Death Benefit Rider
		❒	Combo Death Benefit Rider with Investment Requirements (Not available with any other rider.)
		❒	Gain Enhancement Benefit Rider (Not available with GLWB Preferred IS or GLWB Plus Rider.)

❒ 100% (GEB Plus)

❒ 50% (GEB)

8.	Replacement
Do you have an existing life insurance policy or an annuity? ❒ Yes ❒ No
Will the purchase of this annuity replace or change an existing life insurance policy or an annuity? ❒ Yes ❒ No
(If “Yes,” or 1035 exchange, write insurance company name and contract number in Special Requests, Section 14, and attach any required state replacement and/or transfer forms.)

FORM ICC16-4900	2	EFFECTIVE 5/16

EFFECTIVE MAY 2016

FORM ICC16-4900

9.	Rebalancing ❒ Yes (DO NOT CHECK IF ELECTING AN ASSET ALLOCATION MODEL OR RIDER WITH
INVESTMENT REQUIREMENTS.)

If this box is checked, Variable Subaccounts will be rebalanced to the allocation percentages on this application (unless changed after issue of contract). Rebalancing does not apply to the Fixed Accumulation Account. Riders with Investment Requirements require rebalancing, which we will do automatically. The Subaccounts in any Asset Allocation Model are also automatically rebalanced quarterly.

Frequency: (Choose one) ❒ Quarterly ❒ Semi-Annually ❒ Annually
You must allocate to two or more Variable Subaccounts to elect rebalancing.

10.	Systematic Withdrawals ❒ Yes ❒ No
If “Yes” is selected complete Form V-4620 (Request for Systematic Withdrawal).

11.	Allocation of Purchase Payments
IMPORTANT: Your purchase payment Allocation selection will depend upon the rider elections made in Section 7 on page 2. Total Allocations to 11a, 11b, and 11c must equal 100%.

	a.	% Dollar Cost Averaging (DCA)	❒ 6 Month DCA Account - Monthly	❒ 12 Month DCA Account - Monthly
		(Not available with all products.)	❒ 6 Month DCA Account - Quarterly	❒ 12 Month DCA Account - Quarterly
Mixed DCA (Less than 100% to DCA): If you choose to allocate less than 100% of your initial investment to the DCA above, your selection in Section 12 must total 100%.

If you choose to DCA transfer into an Asset Allocation Model, complete Section 12a. If you choose to DCA transfer into Managed Volatility Portfolio Requirements (For GLWB Preferred IS, GLWB Plus or GPP Riders), select Managed Volatility Model in 12a or complete Section 12b. If you choose to DCA transfer into Combo Death Benefit Rider Investment Requirements, complete Section 12c.

I/we understand that the DCA account value must be at or above the amount that will permit the DCA transfers requested; otherwise, these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to The Ohio National Life Insurance Company. (You may not transfer from the DCA Account to the Fixed Accumulation Account.)

	b.	% Fixed Accumulation Account (Not available with GLWB Preferred IS, GLWB Plus, GPP or Combo Death
Benefit Riders. Not available with all products.)

	c.	% Immediate Allocations to 12a, 12b, 12c or 12d.

12.	Complete appropriate section(s) below as instructed in Section 11.

	a.	Asset Allocation Models You may only be in one Asset Allocation Model at any point in time. If you want to take advantage of dynamic models, you must complete Form 7215, Asset Allocation Advisory Agreement.
Models 1-5 are not available with GLWB Preferred IS, GLWB Plus or GPP Riders. Models not available with the Combo Death Benefit Rider.

		❒ Managed Volatility Model	❒ Model 2 - Moderately Conservative	❒ Model 4 - Moderate Growth
		❒ Model 1 - Conservative	❒ Model 3 - Balanced	❒ Model 5 - Growth

FORM ICC16-4900	3	EFFECTIVE 5/16

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FORM ICC16-4900

12b.	Managed Volatility Portfolio Requirements: Complete ONLY if GLWB Preferred IS, GLWB Plus or GPP Riders are elected and you are not selecting the Managed Volatility Model in 12a.
Total of all categories must equal 100%. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected and must equal a whole percent. Allocation percentage for each Variable Subaccount selected cannot exceed the Maximum Allocation listed below:

Managed Risk Funds - Category Total: Minimum 50% Maximum 100%

Maximum Allocation for each Variable Subaccount listed below is 50%

AB VPS Global Risk Allocation-Moderate	%

Federated Managed Tail Risk Fund II	%

Franklin VolSmart Allocation VIP Fund	%

Janus Risk Managed Balanced Portfolio	%

PIMCO Global Diversified Alloc	%

QS Legg Mason Dynamic Multi-Strategy VIT	%

TOPS® Managed Risk Balanced	%

TOPS® Managed Risk Moderate Growth	%

Total Allocated	%

Target Volatility Funds - Category Total: Maximum 50%

Maximum Allocation for each Variable Subaccount listed below is 25%

AB VPS Dynamic Asset Alloc Portfolio	%

Federated Managed Volatility Fund II	%

Fidelity® VIP Target Volatility Portfolio	%

Goldman Sachs Global Trends Allocation Fund	%

ICON Balanced Portfolio	%

Invesco V.I. Balanced-Risk Alloc Series II	%

Janus Aspen INTECH U.S. Low Volatility Portfolio	%

Lazard Retirement Global Dynamic Multi Asset Portfolio	%

TOPS® Managed Risk Growth	%

Total Allocated	%

Category Totals Must Equal 100%

%	+	%	=	%

Managed Risk Funds		Target Volatility Funds		Total Must Equal 100%

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FORM ICC16-4900

12c.	Combo Death Benefit Rider Investment Requirements

Total of all categories must equal 100%. At least 1% of your initial purchase payments must be allocated for each Variable Subaccount selected and must equal a whole percent. Allocation percentage for each Variable Subaccount selected cannot exceed the maximum allocation listed below:

Category 1:  Minimum 25% - Maximum 50%

Fidelity® VIP Government Money Market	%

Janus Aspen Flexible Bond Portfolio	%

Morgan Stanley UIF Core Plus Fixed Income Portfolio	%

Ohio National Bond Portfolio	%

PIMCO VIT Total Return Portfolio	%

Total Allocation	%

Category 2:  Maximum 75%

AB VPS Dynamic Asset Allocation Portfolio	%

AB VPS Growth & Income Portfolio	%

ClearBridge Variable Dividend Strategy Portfolio	%

ClearBridge Variable Large Cap Value Portfolio	%

Dreyfus VIF Appreciation Portfolio	%

Federated Managed Tail Risk Fund II	%

Federated Managed Volatility Fund II	%

Fidelity® VIP Contrafund® Portfolio	%

Fidelity® VIP Equity-Income Portfolio	%

Fidelity® VIP Growth Portfolio	%

Fidelity® VIP Target Volatility Portfolio	%

Franklin Founding Funds Allocation VIP Fund	%

Franklin Income VIP Fund	%

Franklin VolSmart Allocation VIP Fund	%

Goldman Sachs Large Cap Value Fund	%

Goldman Sachs VIT Strategic Growth Fund	%

Goldman Sachs VIT U.S. Equity Insights Fund	%

Janus Aspen Balanced Portfolio	%

Janus Aspen Global Research Portfolio	%

Janus Aspen INTECH U.S. Low Volatility Portfolio	%

Janus Aspen Janus Portfolio	%

JPMorgan Insurance Trust Mid Cap Value Portfolio	%

Lazard Retirement Global Dynamic Multi Asset Portfolio	%

Lazard Retirement U.S. Strategic Equity Portfolio	%

MFS® VIT II Massachusetts Investors Growth Stock Portfolio	%

MFS® VIT Total Return Series	%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	%

Ohio National Balanced Portfolio	%

Ohio National Bristol Growth Portfolio	%

(Category 2 - continued on page 6)

FORM ICC16-4900	5	EFFECTIVE 5/16

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Category 2: Maximum 75% (continued)

Ohio National Capital Appreciation Portfolio	%

Ohio National Mid Cap Opportunity Portfolio	%

Ohio National Omni Portfolio	%

Ohio National Risk Managed Balanced Portfolio	%

Ohio National S&P 500® Index Portfolio	%

Ohio National Strategic Value Portfolio	%

Ohio National Target VIP Portfolio	%

PIMCO Global Diversified Allocation Portfolio	%

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	%

TOPS® Managed Risk Balanced ETF Portfolio	%

TOPS® Managed Risk Growth ETF Portfolio	%

TOPS® Managed Risk Moderate Growth ETF Portfolio	%

Total Allocation	%

Category 3:  Maximum 25%

Federated Kaufmann Fund II	%

Fidelity® VIP Mid Cap Portfolio	%

Franklin Flex Cap Growth VIP Fund	%

Goldman Sachs Global Trends Allocation Fund	%

Invesco V.I. International Growth Fund Series II	%

Ivy Funds VIP Asset Strategy Portfolio	%

Ivy Funds VIP Science and Technology Portfolio	%

JPMorgan Insurance Trust Small Cap Core Portfolio	%

Lazard Retirement International Equity Portfolio	%

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	%

MFS® VIT Mid Cap Growth Series	%

Morgan Stanley UIF Growth Portfolio	%

Ohio National Aggressive Growth Portfolio	%

Ohio National Bristol Portfolio	%

Ohio National Equity Portfolio	%

Ohio National International Small-Mid Company Portfolio	%

Ohio National Nasdaq-100® Index Portfolio	%

Ohio National Small Cap Growth Portfolio	%

Prudential Jennison 20/20 Focus Portfolio	%

Prudential Series Jennison Portfolio	%

Royce Micro-Cap Portfolio	%

Royce Small-Cap Portfolio	%

Templeton Foreign VIP Fund	%

Total Allocation	%

FORM ICC16-4900	6	EFFECTIVE 5/16

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FORM ICC16-4900

Category 4:  Maximum 10%

AB VPS Global Risk Allocation-Moderate Portfolio	%

AB VPS Small Cap Growth Portfolio	%

Fidelity® VIP Real Estate Portfolio	%

Invesco V.I. Balanced-Risk Allocation Fund Series II	%

Ivy Funds VIP Global Natural Resources Portfolio	%

Janus Aspen Overseas Portfolio	%

Lazard Retirement Emerging Markets Equity Portfolio	%

MFS® VIT New Discovery Series	%

Morgan Stanley UIF U.S. Real Estate Portfolio	%

Ohio National Bryton Growth Portfolio	%

Ohio National ClearBridge Small Cap Portfolio	%

Ohio National High Income Bond Portfolio	%

Ohio National International Portfolio	%

PIMCO Low Duration Portfolio	%

PIMCO VIT CommodityRealReturn® Strategy Portfolio	%

PIMCO VIT Global Bond Portfolio	%

PIMCO VIT Real Return Portfolio	%

PIMCO VIT Short-Term Portfolio	%

Western Asset Core Plus VIT Portfolio	%

Total Allocation	%

%	+	%	+	%	+	%	=	100%
Category 1		Category 2		Category 3		Category 4

FORM ICC16-4900	7	EFFECTIVE 5/16

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Complete appropriate section(s) below as instructed in 11.
12d.

Variable Subaccounts/DCA: DO NOT complete this section if a Living Benefit or Combo Death Benefit Rider is elected. No more than 18 different Variable Subaccounts may be selected. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected and must equal a whole percent.

	Variable Subaccounts	DCA Transfers to:
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	%
	%	% Total must be 100%

13.	Portfolio Transfer Authorization
a.

By initialing, The Ohio National Life Insurance Company is authorized and directed to act on telephone instructions, written instructions except electronic mail, and/or Internet instructions from any person(s) who can furnish proper identification. The Ohio National Life Insurance Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, The Ohio National Life Insurance Company, affiliates, directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

(Owner/Owners must initial.)

b.

By initialing, I/we authorize you to allow my registered representative/agent to make telephone instructions, written instructions except electronic mail, and/or Internet transfers on my behalf.

(Owner/Owners must initial.)

14.	Special Requests

15.	Statement of Applicant

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF THE CURRENT PROSPECTUS FOR THE SEPARATE ACCOUNT APPLICABLE TO THE CONTRACT AND ALL AVAILABLE UNDERLYING PORTFOLIOS. I/we agree that no one, except the President, the Secretary, or a Vice President of The Ohio National Life Insurance Company can make or change any contract. Under penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

FORM ICC16-4900	8	EFFECTIVE 5/16

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FORM ICC16-4900

16.	Fraud Notice/Warning
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

17.	Annuitant Owner’s Signature(s)

	Annuitant Signature	Date	Signed at (City/State)

	Owner /Applicant Signature (If different from Annuitant)	Date	Signed at (City/State)
(If Trustee, sign with title and attach Trust Certification Form V-4603.) (If corporation, include signature of officer and title, and attach a copy of Corporate Resolution.)

	Joint Owner Signature	Date	Signed at (City/State)

	E-mail Address of Owner	E-mail Address of Annuitant if Contract issued to Custodian

18.	Statement of Registered Representative

Will this contract change or replace any existing life insurance policy or an annuity of this or any other company? ❒ Yes  ❒ No

If “Yes,” explain in Special Requests, Section 14.

I certify that I am authorized and qualified to discuss this contract. I certify that all sales materials used in the solicitation of this application were previously approved by The Ohio National Life Insurance Company.

	Registered Representative Full Name (Print)	Registered Representative Signature	Registered Representative’s License ID Number

	Registered Representative Phone Number	Broker/Dealer Name	Ohio National Agency Code
Rep. Option:

FORM ICC16-4900	9	EFFECTIVE 5/16